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                          SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 1998


                            VLASIC FOODS INTERNATIONAL INC.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





                                        NEW JERSEY
                                  STATE OF INCORPORATION


                                         1-13933
                                 (COMMISSION FILE NUMBER)


                                        52-2067518
                            I.R.S. EMPLOYER IDENTIFICATION NO.




                                     CAMPBELL PLACE
                             CAMDEN, NEW JERSEY 08103-1799
                              PRINCIPAL EXECUTIVE OFFICES


                            TELEPHONE NUMBER: (609) 342-4800









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ITEM 5. OTHER EVENTS


                On March 26, 1998, Vlasic Foods International Inc.'s parent company, Campbell Soup Company, issued a press release announcing a special after-tax charge of $253 million set for Campbell Soup Company's third quarter. The press release contained the following disclosure with respect to Vlasic Foods International Inc.:





EXCERPT FROM CAMPBELL SOUP COMPANY
MARCH 26, 1998 PRESS RELEASE:


                SPINOFF OF VLASIC FOODS INTERNATIONAL

                On March 30, Campbell will complete the spinoff of Vlasic Foods International as a separate, publicly-owned company. Part of the special charge approved by the board today will cover transaction and restructuring costs. Restructuring related to Vlasic Foods International accounts for $28 million of the pre-tax charge.










                                     SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, Vlasic Foiods International Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        VLASIC FOODS INTERNATIONAL INC.



                                        By: /s/ Linda A. Lipscomb
                                        -------------------------
                                            Linda A. Lipscomb
                                            Secretary





Date: March 27, 1998